Exhibit 99.1
Reinsurance Group of America, Incorporated Keefe, Bruyette & Woods Insurance Conference September 9, 2009 A. Greig Woodring, Chief Executive Officer Jack Lay, Sr. EVP and Chief Financial Officer

Non-GAAP Measures RGA uses a non-GAAP financial measure called "operating income" as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA's management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company's continuing operations because that measure excludes the effect of net realized capital gains and losses, changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items tend to be highly variable primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of our underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, which management believes is not indicative of the company's ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. Additionally, the Company evaluates its stockholder equity position excluding the impact of "Other Comprehensive Income". This is also considered a non-GAAP measure. The Company believes it is important to evaluate its stockholders' equity position to exclude the effect of Other Comprehensive Income since the net unrealized gains or losses included in Other Comprehensive Income primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period. Reconciliations of non-GAAP measures to the nearest GAAP measures are provided at the end of this presentation. Effective in 1Q 2006, the Company changed its capital allocation methodology from a regulatory-based approach to an economic-based approach. To enhance comparability, all prior period segment results in this presentation have been adjusted to reflect the new methodology. This change in capital allocation does not affect the Company's reported consolidated financial results. Capital Allocation Safe Harbor The following presentation contains "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including all statements relating to future financial results. There are a number of uncertainties and risks that could cause actual results to differ materially from our expectations. These risk factors are described in RGA's filings with the Securities and Exchange Commission.

Overview ___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Operational Strength New business market share (20%) in U.S.(1) Leading new business market share (35%) in Canada(1) Largest facultative reinsurer(2) High single-digit premium growth Long track record of profitability Region-wide leader in individual new business (22% market share)(3) Second-largest reinsurer of new group life (21% market share)(3) Leading underwriter of facultative applications(3) Market leader in new treaty line acquisition(3) Strong North American Market Positions Third-largest life & health reinsurer in the UK&I(4) Well-established in Spain Local presence in France, Germany, Italy, Poland, Russia and Spain Changes in regulation and solvency measures expected to provide opportunities for new market entrants Well-Positioned in Rapidly Growing Asian Markets Continued Expansion into Europe Offers Growth Opportunities (1) 2008 Munich American / Society of Actuaries Reinsurance Survey (2) Based on Company estimate (3) NMG Financial Services Consulting - 2008 Programme (March) (4) NMG Financial Services Consulting - Risk Premium Monitor 2007

Financial Highlights Operating EPS Growth 14% (5-year CAGR, 2003-2008) Premium Growth 9% (2008 compared to 2007) Return on Equity* 14% (average, 2006-2008) BV/Share Growth* 13% (15-year CAGR, since IPO) Historical Performance * Excludes accumulated other comprehensive income. See "Reconciliations of Non-GAAP Measures" at the end of this presentation.

RGA Reinsurance RGA Canada RGA International & RGA Global Standard & Poor's AA- AA- AA- A.M. Best A+ A+ NR Moody's A1 NR NR Standard & Poor's A- A.M. Best a- Moody's Baa1 Financial Strength Ratings RGA Senior Debt Ratings

Top 10 Life Reinsurers

Leading Facultative Franchise Recognized facultative expertise; received approx. 270,000 facultative applications worldwide in 2008 Provide a market for non-conforming risks Significant barriers to entry Fosters closer relationships with cedants Leverage for additional business opportunities Provides some pricing power for automatic business Frequent entry point for international business development

Experienced Executive Management Team Includes experience in life insurance and life reinsurance industries Includes experience with RGA's predecessor, the reinsurance division of General American Life Insurance Company

Growth Opportunities ___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Financial Snapshot / RGA Growth Share Price $12.28(1) $42.82 8.7% Market Cap $480M $3.1B 13.2% Assets $1.2B $21.7B 21.3% Net Income $34.1M $176.8M 11.6% Operating Income(2) $30.5M $399.2M 18.7% Premiums $380M 5.3B 19.2% Employees 198 1,222 12.9% December 31, 1993 December 31, 2008 CAGR (1) Split-adjusted (2) See "Reconciliations of Non-GAAP Measures" at the end of this presentation. RGA added to S&P MidCap 400 Index Oct. 2008

Life Reinsurance - Growth Opportunities Growth rates steady Expect growth of 7%-9% in traditional market going forward Limited number of competitors; good pricing environment expected to continue Direct companies aggressively exploring reinsurance as a source of capital High growth rates - double digits - likely to come from Asia Pacific Penetration rates in most of Asia Pacific (Australia is the exception) and Continental Europe (on risk products) are very low UK growth is picking up; large number of competitors, but opportunities on the annuity side India and China represent longer- term significant opportunities EU solvency and other regulatory risk based capital initiatives will likely be a catalyst for additional reinsurance opportunities North America International Direct writers facing increased pressure on capital positions worldwide, creating opportunities for reinsurers with capital

Life Reinsurance Inforce - North America Market 2004 2005 2006 2007 2008 6672 7028 7292 7460 8116 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2004 2005 2006 2007 2008 825 929 935 1087 908 Source: Munich American / Society of Actuaries Reinsurance Surveys ($ in billions) United States Canada 5 year CAGR 7% 5 year CAGR 5% +9% +15% +5% +4% +2% -16% +12% +16% +1% +16% ($ in billions)

U.S. Canada Asia Pacific Europe & S. Africa East 82 7 5 6 U.S. Canada Asia Pacific Europe & S. Africa East 335 107 88 74 Expanding Global Presence Total 2003 Pre-tax Operating Income = $263M 2003 Pre-tax Operating Income by Operating Segment* 2008 Pre-tax Operating Income by Operating Segment* Note: Figures include results from the U.S., Canada, Asia Pacific and Europe & South Africa operating segments; exclude Corporate segment. *See "Reconciliations of Non-GAAP Measures" at the end of this presentation. Total 2008 Pre-tax Operating Income = $605M

Financial Performance ___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Life Reinsurance In Force 2004 2005 2006 2007 2008 2Q09 RGA 1459 1713 1941 2120 2108 2219 ($ in billions) 2008 adversely affected by foreign currency translation

Consolidated Net Premiums 2004 2005 2006 2007 2008 YTD 2Q08 YTD 2Q09 3347 3867 4346 4909 5349 2657 2721 ($ in millions) 4-year CAGR 12% 2%* *YTD 2Q09 premiums increased 12% on original currency basis

Consolidated Operating Income 2004 2005 2006 2007 2008 YTD 2Q08 YTD 2Q09 East 3.57 3.54 4.65 5.5 6.12 2.82 2.71 Operating Return on Equity(1) 2004...12% 2005...11% 2006...13% 2007...14% 2008...14% Operating Income ($ in millions) Operating Income Per Share 2004 2005 2006 2007 2008 YTD 2Q08 YTD 2Q09 East 224.6 225.5 293.2 353.5 399.2 180.6 197.9 Operating ROE is computed excluding accumulated other comprehensive income, using quarterly average for equity amounts. See "Reconciliations of Non-GAAP Measures" at the end of this presentation. 4-Year CAGR 14% 4-Year CAGR 15%

Quarterly Mortality Volatility 5 Yr Average = 81.9% 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 0.783 0.824 0.818 0.889 0.795 0.8 0.818 0.812 0.78700000013148 0.796 0.802 0.811775967 0.819984 0.81 0.862447 0.8309 0.8154 0.8283 0.869 0.8171 RGA's results can exhibit quarterly volatility in mortality experience, but when measured over longer periods of time, mortality experience is more predictable and stable.

Book Value Per Share* 5 Year Trend 5 year CAGR 8.7% * Book value excludes other comprehensive income. See "Reconciliations of Non-GAAP Measures" at the end of this presentation.

Total Capitalization Levels (Excluding Other Comprehensive Income)* 2004 2005 2006 2007 2008 2Q09 Equity 1941 2081 2382 2663 3165 3340 Debt 406 401 307 527 519 498 Hybrids 158 557 557 558 558 478 ($ in millions) Debt & Hybrids/ Total Capitalization 22.5% 31.5% 26.6% 28.9% 25.4% 22.6% *See "Reconciliations of Non-GAAP Measures" at the end of this presentation. $850 million Timberlake Notes/collateral finance facility not included in figures above. $3,039 $3,246 $3,748 $4,242 $2,505 $4,316

Consolidated Asset Composition ($ in millions) Carrying Value Carrying Value YTD Asset Type December 31, 2008 June 30, 2009 Change Fixed Maturities $ 8,532 $ 9,843 $ 1,311 Mortgage Loans 775 757 (18) Policy Loans 1,097 1,086 (11) Funds Withheld at Interest 4,520 4,675 155 Cash and Short Term 933 471 (462) Other 629 482 (147) $ 16,486 $ 17,314 $ 828 Fixed Maturities Mortgage Loans Policy Loans Funds Withheld at Interest Cash and Short Term Other East 8832 764 1081 4505 641 583 Fixed Maturities Mortgage Loans Policy Loans Funds Withheld at Interest Cash and Short Term Other 8532 775 1097 4520 933 629 Well-diversified fixed maturity portfolio; 95% investment grade as of June 30, 2009

Conclusion ___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Conclusion Second largest North American life reinsurer with established and expanding global presence A leading facultative reinsurer with high degree of mortality expertise; provides competitive advantage Multiple growth opportunities stemming from on- going industry consolidation and international expansion Proven track record of delivering strong top and bottom-line growth Industry-leading management team

Appendix: RGA's Operating Segments Reconciliations of Non- GAAP Measures ___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

RGA's Operating Segments ___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

U.S. Operations ___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Total U.S. Operations 2004 2005 2006 2007 2008 YTD 2Q08 YTD 2Q09 2213 2434 2654 2875 3100 1481 1597 2004 2005 2006 2007 2008 YTD 2Q08 YTD 2Q09 4 Year 9% CAGR 4 Year 4% CAGR Net Premiums ($ in millions) Pre-tax Operating Income* ($ in millions) *See "Reconciliations of Non-GAAP Measures" at the end of this presentation. 8% 11%

U.S. Traditional Operations

Overview

Pre-tax Operating Income*

($ in millions)



$400
$350
$300
$250
$200
$150
$100
$50
$0
$251
$241
$291
$351
$303
$153
$173
2004
2005
2006
2007
2008
YTD 2Q08
YTD 2Q09

- $1.3 trillion of life reinsurance in force
- Largest source of revenue and earnings within RGA
- Quality, long-term, client base
- Recognized leader in facultative underwriting; over 100,000 applications in 2007 & 2008
- Adverse claim levels in 1Q and 4Q 2008, 1Q 2009

Approach to the Market

- Automatic reinsurance programs are placed with 3-4 reinsurers, typically with unique terms. RGA's goal is to win business as the 3rd or 4th reinsurer (not as the price leader), offering additional value-added services.
- RGA's differentiator is our facultative services
  - Companies cannot access these services unless RGA is participating automatically in their reinsurance
  - In order to maintain our industry-leading facultative position, we focus on continually refining and improving these services
- RGA has taken a leadership role in providing actuarial and underwriting insight for clients

Facultative Excellence

- Competitive offers
- Industry-leading time service; 95%+ cases responded to within 24 hours.
- Solid, individual life capacity; up to $8 million
- Facultative Application Console (FAC) allowing clients to submit cases electronically to all reinsurers
- AURA technology-based rules engine (ASAP) allowing clients to link into to RGA underwriting rules for immediate decisions
- Underwriting "Connection"
- Webcasts providing current insights and emerging trends

RGA

*See "Reconciliations of Non-GAAP Measures" at the end of this presentation.

29

U.S. Asset Intensive and Financial Reinsurance Sub-segments 2004 2005 2006 2007 2008 YTD 2Q08 YTD 2Q09 Pre-tax Operating Income* ($ in millions) Asset Intensive Financial Reinsurance Recognized leader in this highly specialized market Limited capital capacity from banks and retrocessionaires in U.S.; more opportunities in Asia Pacific and Europe Intellectual capital is essential due to complexity of transactions Generally a fee-based business for RGA 2004 2005 2006 2007 2008 YTD 2Q08 YTD 2Q09 Pre-tax Operating Income* ($ in millions) *See "Reconciliation of Non-GAAP Measures" at the end of this presentation. Primarily annuities and COLI/BOLI; a spread business Some volatility in operating income due to treatment of realized gains/losses for funds withheld treaties and effect of fund returns on VA business RGA shares in asset risk for general account annuity transactions Opportunistic growth; provides meaningful diversification from mortality risk

Canada Operations ___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Canada Operations Established in 1992 Traditional individual life reinsurance, growing group life/health and creditor business; exploring other opportunities Most of the life insurance companies in Canada are clients A market leader; primary competitors are Munich Re and Swiss Re Strong results and favorable mortality in 2007 and 2008 2004 2005 2006 2007 2008 YTD 2Q08 YTD 2Q09 254 343 429 487 534 279 293 Overview 4- Year 20% CAGR 2004 2005 2006 2007 2008 YTD 2Q08 YTD 2Q09 31 47 41 75 107 52 35 Premiums $ in millions Pre-tax Operating Income* 4- Year 36% CAGR $ in millions *See "Reconciliations of Non-GAAP Measures" at the end of this presentation.

International Operations ___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

International Operations Overview Have demonstrated success Built green-field operations across the globe; centrally managed by dedicated team in Toronto Developed divisional infrastructure and culture Established as a leading reinsurer in key markets Focused on multi-nationals and larger local companies 2008 premiums exceeded $1 billion in Asia Pacific division Reinsurance products include life and critical illness

Europe & South Africa Operations Spain 1995 Mexico 1998 United Kingdom 1999 South Africa 1999 India 2002 2004 2005 2006 2007 2008 YTD 2Q08 YTD 2Q09 479 553 588 679 708 375 353 UK market has fueled past growth; 15%- 20% premium growth expected going forward Strengthening presence in continental Europe Continued opening of new offices (servicing neighboring countries) Reinsurance products include life YRT and coinsurance, accelerated critical illness India viewed as providing long-term growth opportunities Adverse claim levels in UK in 2007 Overview Markets and Date of Entry Net Premiums 4- Year 10% CAGR Pre-tax Operating Income* $ in millions $ in millions 2004 2005 2006 2007 2008 YTD 2Q08 YTD 2Q09 *See "Reconciliations of Non-GAAP Measures" at the end of this presentation. Poland 2006 Germany 2006 France 2007 Italy 2007 Russia 2008

Asia Pacific Operations Hong Kong 1994 Japan 1995 Australia/New Zealand 1996 Malaysia 1997 Taiwan 1999 South Korea 2002 China 2005 2004 2005 2006 2007 2008 YTD 2Q08 YTD 2Q09 399.1 534.9 673.2 864.5 1000.8 519 473 Overview Markets and Date of Entry Net Premiums 4- Year 26% CAGR Pre-tax Operating Income* $ in millions $ in millions 2004 2005 2006 2007 2008 YTD 2Q08 YTD 2Q09 Strong results in 2006 - 2008 led by Australia, Japan and South Korea A recognized leader in the Asia Pacific region based on NMG survey Named Asia Pacific "Life Reinsurer of the Year" in 2008 at the 12th annual Insurance Industry Awards Japan and South Korea should lead growth in near term; strong facultative market in Japan Opened office in China in 2005; longer- term growth opportunity *See "Reconciliations of Non-GAAP Measures" at the end of this presentation.

Reconciliations of Non- GAAP Measures ___________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Financial Performance Reconciliation of Pre-Tax Income to Pre-Tax Operating Income ($ in millions) ($ in millions)

Financial Performance Reconciliation of Pre-Tax Income to Pre-Tax Operating Income ($ in millions)

Financial Performance GAAP / Operating Income and EPS Reconciliations ($ in millions) ($ in millions)

Financial Performance Stockholders' Equity Reconciliation ($ in millions) ($ in millions)

Financial Performance ($ in millions) Book Value per Share Reconciliation Pre-tax Operating Income

This presentation contains both historical and forward-looking statements. Forward-looking statements are not based on historical facts, but rather reflect the Company's current expectations, estimates and projections concerning future results and events. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as "believe," "expect," "anticipate," "may," "could," "intend," "intent," "belief," "estimate," "plan," "foresee," "likely," "will" or other similar words or phrases. These forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict and that may cause the Company's actual results, performance or achievements to vary materially from what is expressed in or indicated by such forward-looking statements. The Company cannot make any assurance that projected results or events will be achieved. Numerous important factors could cause actual results and events to differ materially from those expressed or implied by forward-looking statements including, without limitation, (1) adverse capital and credit market conditions and their impact on our liquidity, access to capital, and cost of capital, (2) the impairment of other financial institutions and its effect on our business, (3) requirements to post collateral or make payments due to declines in market value of assets subject to our collateral arrangements, (4) the fact that the determination of allowances and impairments taken on our investments is highly subjective, (5) adverse changes in mortality, morbidity, lapsation, or claims experience, (6) changes in our financial strength and credit ratings and the effect of such changes on our future results of operations and financial condition, (7) inadequate risk analysis and underwriting, (8) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in our current and planned markets, (9) the availability and cost of collateral necessary for regulatory reserves and capital, (10) market or economic conditions that adversely affect the value of our investment securities or result in the impairment of all or a portion of the value of certain of our investment securities, (11) market or economic conditions that adversely affect our ability to make timely sales of investment securities, (12) risks inherent in our risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (13) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (14) adverse litigation or arbitration results, (15) the adequacy of reserves, resources, and accurate information relating to settlements, awards, and terminated and discontinued lines of business, (16) the stability of and actions by governments and economies in the markets in which we operate, (17) competitive factors and competitors' responses to our initiatives, (18) the success of our clients, (19) successful execution of our entry into new markets, (20) successful development and introduction of new products and distribution opportunities, (21) our ability to successfully integrate and operate reinsurance business that we acquire, (22) regulatory action that may be taken by state Departments of Insurance with respect to us, (23) our dependence on third parties, including those insurance companies and reinsurers to which we cede some reinsurance, third-party investment managers, and others, (24) the threat of natural disasters, catastrophes, terrorist attacks, epidemics, or pandemics anywhere in the world where we or our clients do business, (25) changes in laws, regulations, and accounting standards applicable to us, our subsidiaries, or our business, (26) the effect of our status as an insurance holding company and regulatory restrictions on our ability to pay principal of and interest on our debt obligations, and (27) other risks and uncertainties described in this document and in our other filings with the Securities and Exchange Commission. Forward-looking statements should be evaluated together with the many risks and uncertainties that affect our business, including those mentioned in this document and described in the periodic reports we file with the Securities and Exchange Commission. These forward- looking statements speak only as of the date on which they are made. We do not undertake any obligations to update these forward-looking statements, even though our situation may change in the future. We qualify all of our forward-looking statements by these cautionary statements. Risk Factors

Reinsurance Group of America, Incorporated Keefe, Bruyette & Woods Insurance Conference September 9, 2009 A. Greig Woodring, Chief Executive Officer Jack Lay, Sr. EVP and Chief Financial Officer